UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02151

BANCROFT FUND LTD.
_____________________________________________________________________________________
(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308
_____________________________________________________________________________________
(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2009

Date of reporting period:  October 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

BANCROFT FUND LTD.

2009 Annual Report
October 31, 2009

2009 Annual Report
October 31, 2009

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through October 31, 2009 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility*
Bancroft market price	33.11%	33.07%	2.07%	4.09%	19.61%
Bancroft net asset value	35.88	30.96	2.17	2.44	18.37
Bank of America/Merrill Lynch All Convertibles Index	38.36	37.27	2.38	3.38	22.40
S&P 500 Index	17.06	9.80	0.33	(0.95)	19.30
Barclays Aggregate Bond Total Return Index	6.24	13.79	5.05	6.31	4.63

Bank of America/Merrill Lynch All Convertibles Index and S&P 500 Index performance in the table above are from Bloomberg L.P. pricing service. Barclays Aggregate Bond Total Return Index is from Barclays Capital.

Bancroft’s performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%), or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represent past results and do not reflect future performance.

*	Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close
1/31/09	$13.85	$11.64	$12.63	$12.15	$9.97	$11.65
4/30/09	13.92	12.02	13.92	11.90	9.75	11.69
7/31/09	15.70	13.97	15.70	13.97	12.04	13.94
10/31/09	17.12	15.71	16.57	14.91	13.52	14.23

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #
11/28/08	12/29/08	$0.19	$—	$0.19	24%
3/12/09	3/26/09	0.17	—	0.17	20
6/11/09	6/25/09	0.17	—	0.17	20
9/10/09	9/24/09	0.13	—	0.13	20
		$0.66	$—	$0.66

#	Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

To Our Shareholders

December 11, 2009

One year ago the convertible securities market, along with most other securities markets, was in disarray. Many convertible issues fell to prices well below their investment value or bond floor, a level that had rarely been reached by issuers believed to be solvent. This decline in prices occurred because many investors in convertible securities had borrowed money to create their portfolios and, as prices fell, they were compelled to sell at a time when there were few buyers. The rebound in the credit markets this year has allowed the rebuilding of the structural integrity of many convertible securities, generally to the benefit of those who held onto them.

Bancroft Fund Ltd. was in a position to sort through the disarray to restructure its portfolio with the many issues that we believed were selling at extraordinarily attractive prices. There was a choice to be made; should the Fund focus on equity sensitivity, yield, or safety of principal? Equity sensitive convertibles would do well in a strong stock market, but it was not apparent to us that the stock market was near its bottom (it bottomed the following March). It was clear to us that many issuers were financially sound enough to be able to pay off these short-dated high-yield convertible securities at put or maturity. We made the decision to add convertible issues to the portfolio that appeared unlikely to default and had good yields to put or maturity (many greater than 10%). To us this strategy appeared less risky than more equity-sensitive alternative convertible portfolios and was likely to outperform such portfolios in all but a very strong equity market.

It has long been our contention that convertible securities can be competitive with equities over full market cycles. In fact, as the table on the opposite page and the ten-year growth chart on the following page show, the Fund, the Fund’s shares, and the Bank of America/Merrill Lynch All Convertibles Index (BAML Index) outperformed the S&P 500 Index for all periods listed. Although this level and breadth of outperformance is unusual, it makes sense that it would occur after a substantial decline in equity markets.

Although convertible securities have outperformed equities over the last year, it remains our position that convertibles are still a reasonable value; yields are competitive and premium to conversion value is low enough in most instances to provide sensitivity to stock price changes. Despite the lower volume of available convertible securities today than in 2008 due to fewer multibillion dollar issues in the past year, the new issue market is active and healthy as the number of new issues is actually up over last year. The Fund’s portfolio is in good shape to take advantage of a continuing economic recovery in 2010.

Performance for the Fund’s fiscal year was enhanced by its exposure to the minerals and mining, and foods industries. Performance was hurt by its exposure to aerospace and defense, and pharmaceuticals.

When adjusted for the fiscal 2004 rights offering and the fact that the BAML Index does not include expenses, the Fund’s net asset value (NAV) outperformed the Index over the five-year period and performed in line with the Index over the ten-year period. Despite gains of over 30% for the calendar year-to-date and one-year periods ended October 31, 2009, the Fund slightly underperformed the Index for those time periods. Bancroft’s market return outperformed the Index over the ten-year period, but underperformed over the year-to-date, one- and five-year periods. For the ten-year performance, the Fund’s NAV and market price volatility, as measured by standard deviation, were lower than that of the Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. A higher volatility level equates to a higher measure of risk. This measure of historic results may not reflect future performance but we believe it is informative. The Fund has sought to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility.

continued on the following page

To Our Shareholders (continued)

Now posted on the Fund’s website (www.bancroftfund.com) is a white paper on convertible securities. Written by the Fund’s adviser, Dinsmore Capital Management Co., this paper is a presentation on the strengths and weaknesses of convertible securities today. We believe many will find it educational.

Gordon Ahalt, an independent trustee of the Fund for nearly 30 years, is retiring from the Board on December 31, 2009. His counsel improved the Fund and helped it through both good and difficult times. We will miss his presence.

At its November 16, 2009 meeting, the Board of Trustees declared a distribution of $0.256 per share, consisting of undistributed net investment income. The distribution is payable on December 28, 2009 to shareholders of record on November 27, 2009. The 2010 annual meeting of shareholders will be held on February 8, 2010. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on December 30, 2009. All shareholders are welcome to attend and we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

Ten Year Growth of $1 from 10/31/1999
all dividends reinvested
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Bancroft NAV, includes rights offering
Bancroft Market Return, includes rights offering
S&P 500 Index
BAML All Convertibles Index

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Equinix, Inc	$2,223,300	2.6%
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

LSB Industries, Inc	2,212,500	2.6
LSB manufactures and sells chemical products for the mining, agricultural and industrial markets. The company also manufactures and sells commercial and residential climate control products.

Euronet Worldwide, Inc	2,126,250	2.5
Euronet is an electronic payments provider. The company offers automated teller machine (ATM), point-of-sale (POS) and card outsourcing services, integrated electronic financial transaction (EFT) software, network gateways, and electronic distribution of top-up services for prepaid mobile airtime and other prepaid products.

Oil States International, Inc	2,004,188	2.3
Oil States, through its subsidiaries, is a provider of specialty products and services to oil and gas drilling and production companies worldwide, operating in a number of oil and gas producing regions, including the Gulf of Mexico, United States onshore, West Africa, the North Sea, Canada, South America and Southeast and Central Asia.

Vale S.A	1,996,700	2.3
Vale (formerly Companhia Vale do Rio Doce) produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

Freeport-McMoRan Copper and Gold, Inc	1,990,200	2.3
Freeport-McMoRan is involved in mineral exploration and development, mining, and milling of copper, gold and silver. The company is also involved in smelting and refining copper concentrates.

Blackboard Inc	1,950,000	2.2
Blackboard is a provider of enterprise software applications and related services to the education industry. The company serves colleges, universities, schools and other education providers, textbook publishers, student-focused merchants, corporate, and government clients.

Mylan Inc	1,903,750	2.2
Mylan and its subsidiaries comprise a global pharmaceutical company that develops, licenses, manufactures, markets and distributes generic, brand and branded generic pharmaceutical products and active pharmaceutical ingredients (API).

Intel Corp	1,894,250	2.2
Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Kinetic Concepts, Inc	1,845,000	2.1
Kinetic Concepts is a global medical technology company that manages advanced wound care, regenerative medicine and therapeutic surfaces.
Total	$20,146,138	23.3%

Major Industry Exposure

% Total Net Assets
Energy	17.2%
Telecommunications	14.6
Pharmaceuticals	9.3
Healthcare	8.3
Computer Software	7.5
Minerals and Mining	7.2
Financial Services	5.0
Banking/Savings and Loan	4.8
Foods	4.5
Computer Hardware	4.4
Total	82.8%

Major Portfolio Changes by underlying common stock Six months ended October 31, 2009

ADDITIONS	REDUCTIONS

Bunge Limited	Bristow Group

Cephalon	Chesapeake Energy

Chesapeake Energy	Equinix

CommScope	Fifth Third Bancorp

Comtech Telecommunications	Freeport-McMoRan

Equinix	General Cable

Finisar	Intel

Goldcorp	Nabors Industries

Goodrich Petroleum	National City

Great Plains Energy	New York Community Bancorp

Jaguar Mining	Prudential Financial

JetBlue Airways	RadioShack

Nuance Communications	Schering-Plough

SBA Communications	Tyson Foods

Sybase	The Walt Disney Company

Whiting Petroleum	Wyeth

Portfolio of Investments October 31, 2009

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – 74.4%

Aerospace and Defense – 1.2%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,003,637	$1,027,500

Computer Hardware – 4.4%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,000,000	1,019,687	1,205,000
NETAPP, Inc. 1.75%, due 2023 cv. sr. notes (NR)	1,500,000	1,227,099	1,655,625
Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)	1,000,000	1,000,000	925,000
		3,246,786	3,785,625
Computer Software – 7.5%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (BB-)	2,000,000	1,981,540	1,950,000
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,500,000	1,401,512	1,338,750
Nuance Communications Inc. 2.75%, due 2027 cv. sr. notes (B-)	1,500,000	1,580,798	1,522,500
Sybase, Inc. 3.5%, due 2029 cv. sr. notes (NR) (1)	1,500,000	1,578,917	1,676,250
		6,542,767	6,487,500
Consumer Goods – 2.6%
Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)	1,307,000	1,292,610	1,307,000
Regis Corp. 5%, due 2014 cv. sr. notes (NR)	750,000	750,000	958,125
		2,042,610	2,265,125
Energy – 9.9%
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (Ba3) (2)	1,500,000	1,722,872	1,363,125
Goodrich Petroleum Corp. 5% due 2029 cv. sr. notes (NR)	1,000,000	1,014,958	1,066,250
McMoRan Exploration Co. 5.25%, due 2011 cv. sr. notes (NR)	1,587,000	1,407,267	1,452,105
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,575,000	1,756,480	2,004,188
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,531,781	1,320,000
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR)
(exchangeable for ADS representing common shares)	1,000,000	931,192	1,155,000
Verenium Corp. 9%, due 2027 cv. sr. secured notes	337,000	746,538	197,145
		9,111,088	8,557,813
Finance – 0.2%
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR) performance formerly linked to Microsoft Corp. common stock) (3)	1,500,000	1,648,286	142,500

Financial Services – 5.0%
Coinstar, Inc. 4%, due 2014 cv. sr. notes (BB)	500,000	531,844	530,625
Old Republic International Corp. 8%, due 2012 cv. sr. notes (BBB)	1,500,000	1,571,004	1,700,625
Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (2)	2,250,000	2,823,026	2,126,250
		4,925,874	4,357,500
Foods – 2.8%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	1,400,000	996,158	1,155,000
The Great Atlantic & Pacific Tea Company, Inc. 5.125%, due 2011 cv. sr. notes (Caa1)	682,000	667,816	653,015
The Great Atlantic & Pacific Tea Company, Inc. 6.75%, due 2012 cv. sr. notes (Caa1)	700,000	700,000	627,375
		2,363,974	2,435,390
Healthcare – 8.3%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR) (exchangeable for ADS representing common stock)	1,750,000	1,655,161	1,284,062
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (2)	1,500,000	1,306,765	1,293,750
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+)	2,000,000	1,970,846	1,845,000
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (2)	1,750,000	1,607,950	1,802,500
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,000,000	1,011,447	955,000
		7,552,169	7,180,312

Portfolio of Investments October 31, 2009 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
CONVERTIBLE BONDS AND NOTES — continued

Minerals and Mining – 2.6%
Goldcorp Inc. 2%, due 2014 cv. sr. notes (BBB+) (1)	$1,000,000	$1,000,000	$1,085,000
Jaguar Mining, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	1,250,000	1,282,234	1,178,125
		2,282,234	2,263,125
Multi-Industry – 2.5%
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	2,500,000	2,500,000	2,212,500

Pharmaceuticals – 7.9%
Cephalon, Inc. 2.5%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,011,094	1,005,000
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR) (1)	1,500,000	1,287,170	1,447,500
Mylan Inc. 3.75%, due 2015 cash cv. notes (BB-)	1,000,000	947,483	1,408,750
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes (BB-)	500,000	453,740	495,000
Onyx Pharmaceuticals, Inc. 4%, due 2016 cv. sr. notes (NR)	750,000	777,757	764,063
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb.
(Baa1) (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,489,029	1,756,875
		5,966,273	6,877,188
Semiconductors – 2.2%
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (2)	1,000,000	1,107,177	920,000
Intel Corp. 3.25%, due 2039 jr. sub. cv. deb. (A-) (1)	900,000	946,994	974,250
		2,054,171	1,894,250
Telecommunications – 14.6%
ADC Telecommunications Inc. floating rate, due 2013 cv. sub. notes (NR)	1,775,000	1,065,852	1,388,937
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,250,000	1,120,750	1,151,562
CommScope, Inc. 3.25%, due 2015 cv. sr. sub. notes (B)	1,000,000	1,135,709	1,206,250
Comtech Telecommunications Corp. 3% due 2029 cv. sr. notes (NR) (1)	1,000,000	1,000,000	1,103,750
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	1,100,000	1,158,458	1,124,750
Equinix, Inc. 4.75%, due 2016 cv. sub. notes (B-)	865,000	1,146,834	1,098,550
Finisar Corp. 5% due 2029 cv. sr. notes (NR) (1)	1,000,000	1,035,370	1,000,000
NII Holdings, Inc. 2.75%, due 2025 cv. notes (B-)	1,750,000	1,550,664	1,739,063
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	2,000,000	1,644,788	1,762,500
SBA Communications Corp. 4%, due 2014 cv. sr. notes (NR) (1)	500,000	572,244	581,875
SBA Communications Corp. 1.875%, due 2013 cv. sr. notes (NR)	500,000	462,673	473,750
		11,893,342	12,630,987
Transportation – 2.0%
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	800,000	772,543	748,000
JetBlue Airways Corp. 3.75%, due 2035 cv. deb. (Ca)	1,000,000	957,825	988,750
		1,730,368	1,736,750
Travel and Leisure – 0.7%
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,018,930	646,250

TOTAL CONVERTIBLE BONDS AND NOTES		65,882,509	64,500,315

CORPORATE BONDS AND NOTES – 0.9%

Retail – 0.9%
Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012 (NR) (Acquired 06/01/07; Cost $1,500,000) (1,4,5)	1,500,000	1,500,000	750,000

Portfolio of Investments October 31, 2009 (continued)

	Shares	Identified Cost	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS – 11.6%

Banking/Savings and Loan – 4.2%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (Ba3)	1,000	$822,525	$837,340
New York Community Bancorp, Inc. 6% BONUSES units (Baa2)	14,000	560,399	556,500
Sovereign Capital Trust IV 4.375% PIERS (Baa2) (exchangeable for Sovereign Bancorp, Inc. common stock) (2)	14,000	936,146	430,500
Wells Fargo Corp. 7.5% perpetual cv. pfd., series L (Ba1)	2,000	1,140,075	1,790,000
		3,459,145	3,614,340
Chemicals – 1.6%
Celanese Corp. 4.25% perpetual cv. pfd. (NR)	40,000	1,160,525	1,406,000

Energy – 4.5%
ATP Oil & Gas Corp. 8% perpetual cv. pfd. (NR) (1)	7,500	751,875	795,000
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)	21,360	1,729,674	1,623,360
Whiting Petroleum Corp. 6.25% perpetual cv. pfd. (B-)	10,000	998,763	1,522,700
		3,480,312	3,941,060
Finance – 0.1%
Lehman Brothers Holdings Inc. (General Mills) PIES (NR) (3)	50,000	1,250,000	118,500

Foods – 1.2%
Bunge Limited 4.875% cum. perpetual cv. pfd. (Ba1)	12,500	1,115,625	1,018,750

TOTAL CONVERTIBLE PREFERRED STOCKS		10,465,607	10,098,650

MANDATORY CONVERIBLE SECURITIES – 9.3% (6)

Energy – 2.8%
Great Plains Energy, Inc. 12%, due 06/15/12 equity units (NR)	20,000	1,042,313	1,236,000
Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (A+) (linked to the performance of ConocoPhillips common stock)	2,000	2,000,000	1,158,080
		3,042,313	2,394,080
Foods – 0.5%
2009 Dole Food ACES Trust 7%, due 11/1/2012 (NR) (exchangeable for Dole Food Company, Inc. common stock) (1)	40,000	500,000	482,000

Minerals and Mining – 4.6%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10 mandatory cv. pfd. (BB)	18,600	1,996,230	1,990,200
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory cv. notes (BBBH) (exchangeable for ADS representing Vale S.A. common stock)	30,000	1,534,600	1,471,500
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory cv. notes (BBBH) (exchangeable for ADS representing Vale S.A. Preference A Shares)	10,000	503,000	525,200
		4,033,830	3,986,900

Pharmaceuticals – 1.4%
Schering-Plough Corp. 6%, due 08/13/10 mandatory cv. pfd. (A2)	5,000	1,250,000	1,206,250

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		8,826,143	8,069,230

Portfolio of Investments October 31, 2009 (continued)

	Shares	Identified Cost	Value (Note 1)
COMMON STOCKS – 0.6%

Banking/Savings and Loan – 0.6%
New York Community Bancorp, Inc.	50,000	$740,819	$540,000

Total Convertible Bonds and Notes – 74.4%		$65,882,509	$64,500,315
Total Corporate Bonds and Notes – 0.9%		1,500,000	750,000
Total Convertible Preferred Stocks – 11.6%		10,465,607	10,098,650
Total Mandatory Convertible Securities – 9.3%		8,826,143	8,069,230
Total Common Stocks – 0.6%		740,819	540,000
Total Investments – 96.8%		87,415,078	83,958,195

Other assets and liabilities, net – 3.2%			2,776,015
Total Net Assets – 100.0%			$86,734,210

(1)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at October 31, 2009 was $11,073,750, which represented 12.8% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Security is in default.

(4)	Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at October 31, 2009, which represented 0.9% of the Fund’s net assets.

(5)	Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund generally has no rights to demand registration of such securities. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of October 31, 2009, the Fund was invested in the following restricted securities:

Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012, acquired June 1, 2007.

(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Investment Abbreviations

ACES	Automatic Common Exchange Security.
ADR	American Depositary Receipts.
ADS	American Depositary Shares.
BONUSES	Bifurcated Option Note Unit Securities.
PIES	Premium Income Exchangeable Securities.
PIERS	Preferred Income Equity Redeemable Securities.
PRIDES	Preferred Redeemable Income Dividend Equity Securities.

Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s.
NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings*

% of Portfolio
A	7
BBB	9
BB	17
B	19
CCC	2
C	1
Not Rated	45

*	Excludes common stocks and cash.

See accompanying notes to financial statements

Statement of Assets and Liabilities

October 31, 2009
Assets:
Investments at value (cost $87,415,078) (Note 1)	$83,958,195
Cash	2,310,046
Receivable for securities sold	2,516,858
Dividends and interest receivable	702,747
Other assets	28,452
Total assets	89,516,298
Liabilities:
Payable for securities purchased	2,683,380
Accrued management fee (Note 2)	54,820
Accrued expenses	43,888
Total liabilities	2,782,088
Net Assets:	$86,734,210
Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$52,356
Additional paid-in capital	109,017,179
Undistributed net investment income	848,235
Accumulated net realized loss from investment transactions	(19,726,677)
Unrealized depreciation on investments	(3,456,883)
Net Assets	$86,734,210
Net asset value per share ($86,734,210 ÷ 5,235,599 outstanding shares)	$16.57

Statement of Operations
For the Year Ended October 31, 2009

Investment Income (Note 1):
Interest	$3,340,683
Dividends	1,338,369
Total Income	4,679,052
Expenses (Note 2):
Management fee	554,075
Custodian	15,598
Transfer agent	27,495
Legal fees	58,834
Audit fees	38,100
Trustees’ fees	102,000
Administrative services fees	36,938
Reports to shareholders	34,521
Insurance	25,125
Other	41,718
Total Expenses	934,404
Net Investment Income	3,744,648
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions	(13,735,972)
Net change in unrealized appreciation of investments	30,302,453
Net gain on investments	16,566,481
Net Increase in Net Assets Resulting from Operations	$20,311,129

See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2009 and 2008

	2009	2008
Change in net assets from operations:
Net investment income	$3,744,648	$4,077,469
Net realized loss from investment transactions	(13,735,972)	(6,125,438)
Net change in unrealized appreciation of investments	30,302,453	(41,589,665)
Net change in net assets resulting from operations	20,311,129	(43,637,634)

Distributions to shareholders from:
Net investment income	(3,446,808)	(4,221,301)
Net realized gain on investments	—	(11,517,629)
Total distributions	(3,446,808)	(15,738,930)

Capital share transactions (Note 3)
Reinvestment of distributions	465,930	6,352,696
Cost of shares tendered	—	(17,152,389)
Net increase (decrease) from capital transactions	465,930	(10,799,693)

Change in net assets	17,330,251	(70,176,257)

Net assets at beginning of year	69,403,959	139,580,216

Net assets at end of year	$86,734,210	$69,403,959

Undistributed net investment income at end of year	$848,235	$430,032

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Year Ended October 31,
	2009	2008	2007	2006	2005
Operating Performance:
Net asset value, beginning of year	$13.37	$24.35	$22.55	$21.05	$20.40
Net investment income	0.72	0.78	0.80	0.80	0.64
Net realized and unrealized gain (loss)	3.14	(9.12)	2.37	1.48	0.71
Total from investment operations	3.86	(8.34)	3.17	2.28	1.35
Less Distributions:
Dividends from net investment income	(0.66)	(0.80)	(0.90)	(0.78)	(0.70)
Distributions from realized gains	—	(2.01)	(0.47)	—	—
Total distributions	(0.66)	(2.81)	(1.37)	(0.78)	(0.70)
Capital Share Transactions:
Anti-dilutive effect of tender offer	—	0.17	—	—	—
Net asset value, end of year	$16.57	$13.37	$24.35	$22.55	$21.05
Market value, end of year	$14.23	$11.30	$21.35	$19.30	$17.77
Total Return (a):
Market value (%)	33.07	(38.7)	18.3	13.3	1.3
Net asset value (%)	30.96	(37.5)	14.5	11.1	6.7
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$86,734	$69,404	$139,580	$126,847	$117,622
Ratio of expenses to average net assets (%)	1.3	1.2	1.1	1.1	1.2
Ratio of net investment income to average net assets (%)	5.1	3.7	3.5	3.7	3.1
Portfolio turnover rate (%)	79	55	80	58	86

(a)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

See accompanying notes to financial statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization – Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation – Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quotation provided by the independent pricing service, or, if an evaluated quotation is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quotation by obtaining dealer quotations, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotations may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets, received from brokers or from an independent pricing service; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Bancroft Fund Ltd. as of October 31, 2009:

	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks:
Banking/Savings and Loan	$540,000	$—	$—
Total Common Stocks	540,000	—	—

Convertible Bonds and Notes	—	64,500,315	—
Convertible Preferred Stocks	—	10,098,650	—
Mandatory Convertible Securities	—	8,069,230	—
Corporate Bonds and Notes	—	—	750,000
Total Investments	$540,000	$82,668,195	$750,000

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total
Beginning balance	$129,375	$825,000	$107,813	$1,062,188

Change in unrealized appreciation (depreciation)	58,125	(75,000)	48,437	31,562

Net transfers in/out of level 3	(187,500)	—	(156,250)	(343,750)

Ending balance	$—	$750,000	$—	$750,000

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income – Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 13 cents per share for the twelve months ended October 31, 2009. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At October 31, 2009, there were unrealized losses of approximately 30 cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$3,446,808	$7,145,140
Net realized gain on investments	—	8,593,791
	$3,446,808	$15,738,931

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

At October 31, 2009, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$5,829,635
Unrealized depreciation	(9,087,147)
Net unrealized depreciation	(3,257,512)

Undistributed ordinary income	1,321,501
Capital loss carryforward	(20,399,313)
Total distributable net earnings	($22,335,324)

Cost for federal income tax purposes	$87,215,707

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2009, the Fund had unused capital loss carryforwards of $20,399,313 available for federal income tax purposes to offset net realized capital gains, of which $6,514,405 expires in 2016 and $13,884,908 expires in 2017.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

(g) Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $8,069,230 at October 31, 2009, representing 9.3% of net assets.

(i) Reclassification of Capital Accounts – Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2009, the Fund increased accumulated net investment income by $120,366 and increased accumulated net realized loss on investments by $120,366.

Notes to Financial Statements (continued)

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At October 31, 2009, there were 5,235,599 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended October 31, 2009, 45,724 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $465,930.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $55,850,697 and $55,529,586, respectively, for the twelve months ended October 31, 2009.

NOTE 4 – SUBSEQUENT EVENTS

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. In addition, an entity is required to disclose the date through which subsequent events have been evaluated. Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2009, through December 24, 2009, the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
    Bancroft Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bancroft Fund Ltd. (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Fund Ltd. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2009

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the “Plan Agent”). You may also obtain additional information about the Plan as well as the Plan application by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For the first three fiscal quarter distributions, when the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For the fourth quarter distribution when the market price is lower, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

Miscellaneous Notes (continued)

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution

A distribution of $0.256 per share, derived from net investment income, was declared on November16, 2009, payable December 28, 2009 to shareholders of record at the close of business November 27, 2009.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of Bancroft Fund Ltd. from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Trustees

Each trustee is also a trustee of Ellsworth Fund Ltd. (Ellsworth) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)
INDEPENDENT TRUSTEES
Gordon F. Ahalt (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1982 – Age 81	Retired; Trustee of Ellsworth and Helix Energy Solutions Group Inc. (an energy services company).
Kinchen C. Bizzell, C.F.A. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 2008 – Age 55	Senior Counselor with Burson-Marsteller (a global public relations and communications firm); Trustee of Ellsworth.
Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2012 Trustee since 1990 – Age 65	Senior Lecturer in Economics at Princeton University; Trustee of Ellsworth.
Daniel D. Harding 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2011 Trustee since 2007 – Age 57	Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); Trustee of Ellsworth.
Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1997 – Age 56
Since March 2009, Managing Director, FD Americas, the Strategic Communications segment of FTI Consulting Inc. (an international consulting company). Formerly Managing Director, Rodman & Renshaw, LLC (August 2006 to March 2009). Prior to August 2006, President of CNC-US (an international consulting company); Trustee of Ellsworth.

INTERESTED TRUSTEES
Thomas H. Dinsmore, C.F.A. (2) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2011 Trustee since 1985 Chairman of the Board since 1996 – Age 56	Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.
Jane D. O’Keeffe (2) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2010 Trustee since 1995 – Age 54	President of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.

(1)	Mr. Ahalt will retire as a trustee effective as of December 31, 2009.
(2)	Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2010, and thereafter until his or her respective successor is duly elected and qualified.

Personal Information	Principal Occupation(s) During Past Five Years
Thomas H. Dinsmore, C.F.A.(1,3,4) Trustee, Chairman and Chief Executive Officer Officer since 1984 Age 56	Trustee, Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital.
Jane D. O’Keeffe (1,3,4) Trustee and President Officer since 1994 Age 54	Trustee and President of the Fund, Ellsworth and Dinsmore Capital.
Gary I. Levine (2) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Age 52	Executive Vice President and Chief Financial Officer of the Fund, Ellsworth and Dinsmore Capital since 2004. Secretary of the Fund, Ellsworth and Dinsmore Capital. Treasurer of Dinsmore Capital.
James A. Dinsmore (3) Vice President Officer since 2007 Age 26
Vice President of the Fund, Ellsworth and Dinsmore Capital since February 2009. Assistant Vice President of the Fund, Ellsworth and Dinsmore Capital from 2007 to 2009. Assistant Analyst of Dinsmore Capital from 2004 to 2007.

H. Tucker Lake, Jr. (4) Vice President Officer since 1994 Age 62	Vice President of the Fund, Ellsworth and Dinsmore Capital.
Germaine M. Ortiz (2) Vice President Officer since 1996 Age 40	Vice President of the Fund, Ellsworth and Dinsmore Capital.
Mercedes A. Pierre Vice President and Chief Compliance Officer Officer since 1998 Age 48	Vice President and Chief Compliance Officer of the Fund, Ellsworth and Dinsmore Capital since 2004.

(1)	Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.
(2)	Ms. Ortiz is the first cousin of Mr. Levine’s wife.
(3)	Mr. Thomas Dinsmore is the father of Mr. James Dinsmore and Ms. O’Keeffe is the aunt of Mr. James Dinsmore.
(4)	Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.

Board of Trustees

GORDON F. AHALT

KINCHEN C. BIZZELL, C.F.A.

ELIZABETH C. BOGAN, Ph.D.

THOMAS H. DINSMORE, C.F.A.

DANIEL D. HARDING

JANE D. O’KEEFFE

NICOLAS W. PLATT

Officers

THOMAS H. DINSMORE, C.F.A.
Chairman of the Board
    and Chief Executive Officer

JANE D. O’KEEFFE
President

GARY I. LEVINE
Executive Vice President, Chief Financial Officer
    and Secretary

JAMES A. DINSMORE
Vice President

H. TUCKER LAKE, JR.
Vice President

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Secretary

JOANN VENEZIA
Assistant Vice President and Assistant Secretary

Internet

www.bancroftfund.com
email: info@bancroftfund.com

Investment Adviser

Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
(973) 631-1177

Shareholder Services and Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com

Custodian

Brown Brothers Harriman & Co.

Beneficial Share Listing

NYSE Amex Exchange Symbol: BCV

Legal Counsel

Ballard Spahr LLP

Independent Accountants

Tait, Weller & Baker LLP

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Bancroft Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The code of ethics is available on the Registrant’s website at: www.bancroftfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by Tait, Weller & Baker LLP (“Tait Weller”) for services rendered to the Fund during the Fund’s last two fiscal years ended October 31, 2009 and 2008.

Fiscal Year-End October 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees
2008	$33,500	$0	$2,800	$0
2009	$35,100	$0	$3,000	$0

(1)

The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2009 and 2008, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2)

“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2008 and 2009. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2009 and 2008, no Tax Fees were approved by the Fund’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

During each of the last two fiscal years ended October 31, 2008 and October 31, 2009, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountants before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountants to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent auditors are the same as, or affiliated with, the investment adviser’s auditors.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.  INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Adopted April 16, 2007)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore Capital”).

The Boards of Trustees of the Funds have delegated to Dinsmore Capital responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies.  The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not frequently receive proxy solicitations.

Dinsmore Capital exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments.  The portfolio managers at Dinsmore Capital oversee the voting policies and decisions for the Funds.  In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.	Matters Related to the Board of Directors

1.             The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Dinsmore Capital will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

2.             The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.             The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.	Matters Related to Independent Auditors

1.             The Funds generally will vote in favor of independent accountants approved by the company.  Prior to such vote, however, Dinsmore Capital will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.	Corporate Governance Matters

1.             Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti- takeover measures.

2.             Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.	Fixing number of directors;

b.	Stock splits; and

c.	Change of state of incorporation for specific corporate purposes.

D.	Matters Related to Equity-Based Compensation Plans

1.             The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.             The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.	Contested Matters

1.             Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

F.	Miscellaneous Matters

1.             The Funds may in their discretion abstain from voting shares that have been recently sold.

2.             The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

3.             Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore Capital principally responsible for the particular portfolio security.

G.	Material Conflicts of Interest

1.             Conflicts of interest may arise from time to time between Dinsmore Capital and the Funds. Examples of conflicts of interests include:

a.             Dinsmore Capital may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.             Dinsmore Capital or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.             Dinsmore Capital may hold a position in a security contrary to shareholder interests.

2.             If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

H.	Amendments

1.             Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.	the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.	the Adviser’s Board of Directors.

2.             Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, serves as the Portfolio Manager of Bancroft Fund Ltd. (the “Registrant”). He has served in that capacity since 1996. This information is as of January 8, 2010.  Mr. Dinsmore usually receives investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.

(2) The following table provides information relating to other (non-registrant) accounts where this portfolio manager is primarily responsible for day-to-day management as of October 31, 2009. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Thomas H. Dinsmore	Number:	1	n/a	n/a
	Total Assets:	$93,294,953	n/a	n/a

Mr. Dinsmore is the Portfolio Manager of one other account, Ellsworth Fund Ltd. (“Ellsworth”), a registered investment company with total net assets of $93,294,953 as of October 31, 2009.  Mr. Dinsmore is Chairman and Chief Executive Officer of Ellsworth. This information is as of October 31, 2009. The Registrant and Ellsworth have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Registrant and Ellsworth has adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit the adviser to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the adviser’s chief compliance officer.

(3) This information is as of October 31, 2009. The Portfolio Manager is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. His compensation is reviewed and approved by the Adviser’s Board of Directors annually. His compensation may be adjusted from year to year based on the perception of the Adviser’s Board of Directors of the portfolio manager’s overall performance and his management responsibilities. His compensation is not based on (i) a formula specifically tied to the performance of the Registrant or Ellsworth, including performance against an index, or (ii) the value of assets held in the Registrant’s portfolio.

(4) As of October 31, 2009, Mr. Dinsmore’s beneficial ownership in the Registrant’s shares was in the range of $100,001-$500,000.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of Form N-CSR.

ITEM 11.  CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures:

(a) As of December 8, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Registrant’s officers, including the PEO and PFO, concluded that, as of December 8, 2009, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable. See Registrant’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:	/s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 8, 2010

By:	/s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   January 8, 2010